SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
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SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by the Registrant ☒

Check the appropriate box:

☐           Preliminary Proxy Statement
☐           Confidential, For use of the Commission only (as permitted by
Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☒           Definitive Additional Materials
☐           Soliciting Material Pursuant to §240.14a-12

GENEREX BIOTECHNOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)

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Proposed maximum aggregate value of transaction:
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☐           Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)           Form, Schedule or Registration Statement No.:
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4)           Date Filed:

EXPLANATORY NOTE

On October 14, 2010, Generex Biotechnology Corporation released the following press release in connection with its solicitation of proxies for its Special Meeting of stockholders to be reconvened on October 15, 2010:

Internet and Telephone Voting for Generex Shareholders Ends at 11:59PM October 14, 2010.
All Shareholders Are Urged to Cast Their Votes Prior to This Deadline.

WORCESTER, MA, October 14, 2010 (PRNewswire) - Generex Biotechnology Corporation (NasdaqCM: GNBT) (www.generex.com) today confirmed that shareholders may vote to approve management’s proposal to conduct a reverse stock split over the Internet and by telephone prior to 11:59 p.m., Eastern Time, on October 14, 2010.   All shareholders of record as of August 17, 2010 are entitled to participate and are urged to vote on the matter at the special meeting to be held on Friday, October 15, 2010 at 10:00 a.m. (local time), at the Meeting Rooms, Westin Harbour Castle Hotel, 1 Harbour Square, Toronto, Ontario Canada M5J 1A6.

Shareholders of record who have voted and wish to change their votes may do so at any time before the polls close at the meeting.  Shareholders may change their votes by:

•	Voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on October 14, 2010.

•	Voting at the meeting if you are the stockholder of record.

•	Voting at the meeting if you are the beneficial owner and have obtained a legal proxy from your bank or broker.

Shareholders are urged to vote and to submit their proxy over the Internet and by telephone  in accordance with the instructions included in the proxy materials that were mailed to shareholders.

Shareholders who hold Generex shares in “street name” should have received instructions from their bank, broker or other nominee describing how to vote their shares.  Certain of these institutions offer telephone and Internet voting.  Please refer to the information forwarded by your bank, broker or other nominee to see which options are available to you.

Management, who strongly supports the proposal, believes that a reverse stock split will put Generex in a stronger position to aggressively pursue commercialization opportunities for its buccal drug delivery and immunotherapeutic vaccine platform technologies following regulatory approval.  Based on the current price of the stock, it is anticipated that the reverse stock split ratio would not exceed 1-for-4.

If the reverse stock split is not approved, Generex's common stock will not remain listed for trading on the NASDAQ Capital Market.  While the stock would then be eligible for quotation on the Over-The-Counter (OTC) Bulletin Board (OTCBB), management believes that a Nasdaq listing will afford Generex a wider variety of potentially less dilutive financing alternatives.  As a development stage company, Generex must look to the capital markets to fund its on-going product development initiatives.  In addition, the greater visibility and liquidity offered by a Nasdaq listing may enhance Generex's bargaining power with prospective partners and collaborators who will want comfort that Generex will have access to the capital necessary to support it contributions.

Questions

Should stockholders have any questions regarding the proxy voting procedures (including changing previously cast votes), please contact Legend Securities, Inc. by telephone at 877-317-7526 or via email at gnbtproxy@legendsecurities.com for US residents.  Non-US residents should contact Generex directly at 800-391-6755 or contact their broker/dealer.

About Generex Biotechnology Corporation
Generex is engaged in the research, development, and commercialization of drug delivery systems and technologies.  Generex has developed a proprietary platform technology for the delivery of drugs into the human body through the oral cavity (with no deposit in the lungs).  Generex's proprietary liquid formulations allow drugs typically administered by injection to be absorbed into the body by the lining of the inner mouth using Generex's proprietary RapidMist™ device.  Generex's buccal insulin spray product (Generex Oral-lyn™), which has been approved in India, Lebanon, Algeria, and Ecuador for the treatment of subjects with Type-1 and Type-2 diabetes, is in Phase III clinical trials at several sites around the world. Antigen Express, Inc. is a wholly owned subsidiary of Generex.  The core platform technologies of Antigen Express comprise immunotherapeutic vaccines for the treatment of malignant, infectious, allergic, and autoimmune diseases.  For more information, visit the Generex website at www.generex.com or the Antigen Express website at www.antigenexpress.com.  Information contained in, or accessible through, the websites of Generex or Antigen Express is not incorporated herein and is not a part of the proxy soliciting material.

Safe Harbor Statement
This release and oral statements made from time to time by Generex representatives in respect of the same subject matter may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements can be identified by introductory words such as “expects,” “plans,” “intends,” “believes,” “will,” “estimates,” “forecasts,” “projects,” or words of similar meaning, and by the fact that they do not relate strictly to historical or current facts.  Forward-looking statements frequently are used in discussing potential product applications, potential collaborations, product development activities, clinical studies, regulatory submissions and approvals, and similar operating matters. Many factors may cause actual results to differ from forward-looking statements, including inaccurate assumptions and a broad variety of risks and uncertainties, some of which are known and others of which are not.  Such risks and uncertainties include the risks that: Generex will not obtain the stockholder approval of the reverse stock split; and the reverse stock split, if implemented, will fail to have the desired effect of sufficiently raising the common stock price to meet The NASDAQ Capital Market's $1.00 minimum bid price requirement for continued listing of Generex’s stock.  Known risks and uncertainties also include those identified from time to time in the reports filed by Generex with the Securities and Exchange Commission, which should be considered together with any forward-looking statement.  No forward-looking statement is a guarantee of future results or events, and one should avoid placing undue reliance on such statements.  Generex undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  Generex cannot be sure when or if it will be permitted by regulatory agencies to undertake additional clinical trials or to commence any particular phase of clinical trials.  Because of this, statements regarding the expected timing of clinical trials or ultimate regulatory approval cannot be regarded as actual predictions of when Generex will obtain regulatory approval for any “phase” of clinical trials or when it will obtain ultimate regulatory approval by a particular regulatory agency.  Generex claims the protection of the safe harbor for forward-looking statements that is contained in the Private Securities Litigation Reform Act.